UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

December 17, 2008

Date of Report (Date of earliest event reported)

VIST FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-14555	23-2354007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

1240 Broadcasting Road, Wyomissing, Pennsylvania		19610
(Address of principal executive offices)		(Zip Code)

(610) 208-0966

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01                                             Entry into a Material Definitive Agreement.

Entry into Purchase Agreement

On December 19, 2008, VIST Financial Corp. (the “Company”) entered into a Letter Agreement (the “Purchase Agreement”) with the United States Department of the Treasury (“Treasury”), pursuant to which the Company agreed to issue and sell (i) 25,000 shares of the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A, par value $0.01 per share (the “Series A Preferred Stock”), and (ii) a warrant (the “Warrant”) to purchase 364,078 shares of the Company’s common stock, par value $5.00 per share (the “Common Stock”), for an aggregate purchase price of $25,000,000 in cash.  The Purchase Agreement is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

The Series A Preferred Stock will qualify as Tier 1 capital and will pay cumulative dividends at a rate of 5% per annum for the first five years, and 9% per annum thereafter.  The Series A Preferred Stock may be redeemed by the Company after three years. Prior to the end of three years, the Series A Preferred Stock may be redeemed by the Company only with proceeds from the sale of qualifying equity securities of the Company (a “Qualified Equity Offering”).  The restrictions on redemption are set forth in the Certificate of Designations described in Item 5.03 below.

The Warrant has a 10-year term and is immediately exercisable upon its issuance, with an exercise price, subject to anti-dilution adjustments, equal to $10.30 per share of the Common Stock.  The Warrant is attached as Exhibit 4.2 hereto and is incorporated herein by reference.

If the Company receives aggregate gross cash proceeds of not less than $25,000,000 from Qualified Equity Offerings on or prior to December 31, 2009, the number of shares of Common Stock issuable pursuant to Treasury’s exercise of the Warrant will be reduced by one half of the original number of shares, taking into account all adjustments, underlying the Warrant.  Pursuant to the Purchase Agreement, Treasury has agreed not to exercise voting power with respect to any shares of Common Stock issued upon exercise of the Warrant.

The Series A Preferred Stock and the Warrant were issued in a private placement exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.  Upon the request of Treasury at any time, the Company has agreed to promptly register the Series A Preferred Stock, the Warrant, and the shares of Common Stock underlying the Warrant (the “Warrant Shares”).  Neither the Series A Preferred Stock nor the Warrant will be subject to any contractual restrictions on transfer, except that Treasury may only transfer or exercise an aggregate of one-half of the Warrant Shares prior to the earlier of the redemption of 100% of the shares of Series A Preferred Stock and December 31, 2009.

In the Purchase Agreement, the Company agreed that, until such time as Treasury ceases to own any debt or equity securities of the Company acquired pursuant to the Purchase Agreement, the Company will take all necessary action to ensure that its benefit plans with respect to its senior executive officers comply with Section 111(b) of the Emergency Economic Stabilization Act of 2008 (the “EESA”) as implemented by any guidance or regulation under the EESA that has been issued and is in effect as of the date of issuance of the Series A Preferred Stock and the Warrant, and has agreed to not adopt any benefit plans with respect to, or which covers, its senior executive officers that do not comply with the EESA, and the applicable executives have consented to the foregoing.

The foregoing description of the Purchase Agreement and the Warrant and the transactions contemplated thereunder does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement and the Warrant, which are attached hereto as Exhibits 10.1 and 4.2, respectively, and are incorporated herein by reference.

Please note that the representations and warranties of each party set forth in the Purchase Agreement have been made solely for the benefit of the other party to the Purchase Agreement.  In addition, such representations and warranties (i) have been qualified by confidential disclosures made to the other party in connection with the Purchase Agreement, (ii) are subject to materiality qualifications contained in the Purchase Agreement which may differ from what may be viewed as material by investors, (iii) were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement, and (iv) may have been included in the Purchase Agreement for the purpose of allocating risk between the Company and Treasury rather than establishing matters as facts.  Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses.  The Purchase Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, as well as in the public disclosure documents that the Company files with the Securities and Exchange Commission from time to time.

Amendment to Rights Agreement

On December 17, 2008, the Company and American Stock Transfer & Trust Company, as the rights agent (the “Rights Agent”), entered into the Amendment to the Amended and Restated Rights Agreement, dated as of December 17, 2008 (the “Rights Agreement Amendment”).  The Rights Agreement Amendment provides that the definition of “Acquiring Person”, as used in the Amended and Restated Rights Agreement, dated as of March 3, 2008, shall not include Treasury and be inapplicable to the Purchase Agreement and the Warrant the consummations of the transactions contemplated thereby, including the exercise of the Warrant by Treasury in accordance with its terms.  The Rights Agreement Amendment provides that the definition of “Adverse Person”, as used in the Amended and Restated Rights Agreement, dated as of March 3, 2008, shall not include Treasury and be inapplicable to the Purchase Agreement and the Warrant the consummations of the transactions contemplated thereby, including the exercise of the Warrant by Treasury in accordance with its terms.  The Rights Agreement Amendment is attached as Exhibit 4.3 hereto and is incorporated herein by reference.  The above summary is qualified in its entirety by reference to the full text of the Rights Agreement Amendment filed as Exhibit 4.3.

Item 3.02                                             Unregistered Sales of Equity Securities.

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 3.03                                             Material Modification to Rights of Security Holders.

Upon issuance of the Series A Preferred Stock on December 19, 2008, the ability of the Company to declare or pay dividends or distributions on, or purchase, redeem or otherwise acquire for consideration, shares of its Junior Stock (as defined below) and Parity Stock (as defined below) will be subject to restrictions, including the Company’s restriction against increasing dividends from the last quarterly cash dividend per share ($0.10) declared on the Common Stock prior to October 14, 2008.  The redemption, purchase or other acquisition of trust preferred securities of the Company or its affiliates also will be restricted.  These restrictions will terminate on the earlier of (a) the third anniversary of the date of issuance of the Series A Preferred Stock and (b) the date on which the Series A Preferred Stock has been redeemed in whole or Treasury has transferred all of the Series A Preferred Stock to third parties.  The restrictions described in this paragraph are set forth in the Purchase Agreement.

In addition, pursuant to the Certificate of Designations, the ability of the Company to declare or pay dividends or distributions on, or repurchase, redeem or otherwise acquire for consideration, shares of its Junior Stock and Parity Stock will be subject to restrictions in the event that the Company fails to declare and pay full dividends (or declare and set aside a sum sufficient for payment thereof) on its Series A Preferred Stock.  These restrictions are set forth in the Certificate of Designations described in Item 5.03.

“Junior Stock” means the Common Stock and any other class or series of stock of the Company the terms of which expressly provide that it ranks junior to the Series A Preferred Stock as to dividend rights and/or rights on liquidation, dissolution or winding up of the Company.  “Parity Stock” means any class or series of stock of the Company the terms of which do not expressly provide that such class or series will rank senior or junior to the Series A Preferred Stock as to dividend rights and/or rights on liquidation, dissolution or winding up of the Company (in each case without regard to whether dividends accrue cumulatively or non-cumulatively).

As indicated in under “Item 1.01 Entry into a Material Definitive Agreement” of this Current Report on Form 8-K, the Company and the Rights Agent have executed the Rights Agreement Amendment, which amends Amended and Restated Rights Agreement, dated as of March 3, 2008.  The Rights Agreement Amendment modifies certain rights of holders of the stock purchase rights issued under the Amended and Restated Rights Agreement, dated as of March 3, 2008, and registered pursuant to Section 12(g) of the Securities Exchange Act of 1934.  The description of such modifications set forth under “Item 1.01 Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information concerning executive compensation set forth under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated by reference into this Item 5.02.

Item 5.03                                             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Articles of Incorporation

On December 17, 2008, the shareholders of the Company approved an amendment (the “Articles Amendment”) to ARTICLE

FIFTH of the Company’s articles of incorporation to authorize the issuance by the Company of up to 1,000,000 shares of preferred stock.  The preferred stock may be issued by the Company’s board of directors in one or more series, from time to time, with each such series to consist of such number of shares and to have such voting powers, designations, preferences, rights, qualifications, limitations and restrictions as determined by the board of directors.

The Articles Amendment was approved by the board of directors on October 21, 2008, subject to shareholder approval, and was effective upon approval by the Company’s shareholders and the filing of the Articles Amendment with the Secretary of State of the Commonwealth of Pennsylvania on December 17, 2008.  The full text of the Articles Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by this reference.  The above summary is qualified in its entirety by reference to the full text of the Articles Amendment filed as Exhibit 3.1.

Filing of Certificate of Designation

On December 17, 2008, the Company filed a Statement with Respect to Shares (the “Certificate of Designations”) with the Secretary of State of the Commonwealth of Pennsylvania for the purpose of amending its articles of incorporation to fix the designations, preferences, limitations and relative rights of the Series A Preferred Stock.  The Series A Preferred Stock has a liquidation preference of $1,000 per share.  The Certificate of Designations is attached hereto as Exhibit 3.2 and is incorporated by reference herein.  The above summary is qualified in its entirety by reference to the full text of the Certificate of Designations filed as Exhibit 3.2.

Item 8.01                                             Other Events.

On December 19, 2008, the Company issued a press release announcing that it had completed the sale to Treasury of 25,000 shares of the Company’s Series A Preferred Stock and the Warrant for an aggregate purchase price of $25,000,000 in cash.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                 Exhibits:

3.1                                 Articles of Amendment to Articles of Incorporation of VIST Financial Corp., effective as of December 17, 2008.

3.2                                 Statement with Respect to Shares for the Fixed Rate Cumulative Perpetual Preferred Stock, Series A, par value $0.01 per share, of VIST Financial Corp.

4.1                                 Form of Certificate for Fixed Rate Cumulative Perpetual Preferred Stock, Series A, par value $0.01 per share, of VIST Financial Corp.

4.2                                 Warrant, dated December 19, 2008, to purchase 364,078 shares of common stock, par value $5.00 per share, of VIST Financial Corp.

4.3                                 Amendment to the Amended and Restated Rights Agreement, dated as of December 17, 2008, between VIST Financial Corp. and American Stock Transfer & Trust Company, as the rights agent.

10.1                           Letter Agreement, dated December 19, 2008, between VIST Financial Corp. and the United States Department of the Treasury, with respect to the issuance and sale of the Series A Preferred Stock and the Warrant.

99.1                           Press release, dated December 19, 2008, of VIST Financial Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIST FINANCIAL CORP.

Dated: December 23, 2008

	By:	/s/ Edward C. Barrett
Edward C. Barrett
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Articles of Amendment to Articles of Incorporation of VIST Financial Corp., effective as of December 17, 2008

3.2	Statement with Respect to Shares for the Fixed Rate Cumulative Perpetual Preferred Stock, Series A, par value $0.01 per share, of VIST Financial Corp.

4.1	Form of Certificate for Fixed Rate Cumulative Perpetual Preferred Stock, Series A, par value $0.01 per share, of VIST Financial Corp.

4.2	Warrant, dated December 19, 2008, to purchase 364,078 shares of common stock, par value $5.00 per share, of VIST Financial Corp.

4.3	Amendment to the Amended and Restated Rights Agreement, dated as of December 17, 2008, between VIST Financial Corp. and American Stock Transfer & Trust Company, as the rights agent

10.1

Letter Agreement, dated December 19, 2008, between VIST Financial Corp. and the United States Department of the Treasury, with respect to the issuance and sale of the Series A Preferred Stock and the Warrant

99.1	Press release, dated December 19, 2008, of VIST Financial Corp.